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                                                            Last revised 9/8/95
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                                                                 Exhibit 10.6.1


                             COMMODORE MEDIA, INC.

                             1995 STOCK OPTION PLAN



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                              COMMODORE MEDIA, INC.
                             1995 STOCK OPTION PLAN


                                    ARTICLE I

                                 PURPOSE OF PLAN

         The 1995 Stock Option Plan (the "PLAN") of Commodore Media, Inc., a Delaware corporation (the "COMPANY"), adopted by the Board of Directors and stockholders of the Company effective as of April 21, 1995 is intended to advance the best interests of the Company by providing directors, executives and other key employees of the Company or any Subsidiary who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such directors, executives and other key employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). and, unless and until the Common Stock is publicly traded, the issuance of options and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                                   ARTICLE II

                                   DEFINITIONS

         For purposes of the Plan, except as otherwise provided in the applicable Option Agreement, the following terms have the indicated meanings:

         "AFFILIATE" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

         "APPROVED SALE" has the meaning ascribed thereto in Section 5.8(c) hereof.

         "AUTHORIZATION DATE" has the meaning ascribed thereto in Section 5.8(b) hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) a Participant's action or failure to act which (a) is or causes a material violation of the Federal Communications Act of 1934, as amended, or the rules, regulations, or policies of the Federal Communications Commission, or (b) would materially adversely affect the reputation, operations or financial condition of the Company or any of its Subsidiaries; (ii) a failure by the Participant to perform such Participant's duties in a manner satisfactory to the Company or its Subsidiaries, as the case may be, except as a result of the Disability or death of the Participant; or (iii) a Participant's theft, embezzlement, perpetration of fraud, or misappropriation of any tangible or intangible assets or property of the Company or any of its Subsidiaries or attempted theft,
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embezzlement, perpetration of fraud, or misappropriation of any tangible or intangible assets or property of the Company or any of its Subsidiaries.

         "CHANGE OF CONTROL" of the Company will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the total voting power of the Company's common stock, (ii) prior to a Public Offering, Permitted Holders shall cease to own beneficially at least 51% of the total voting power of the Company's common stock, (iii) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 33-1/3% of the total voting power of the Company's common stock, and the Permitted Holders beneficially own, in the aggregate, a lesser percentage of the total voting power of the common stock of the Company than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board, (iv) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the common stock of the Company would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of the common stock of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the common stock of the surviving corporation immediately after such consolidation or merger, or
(v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company has been approved by 66-2/3% of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be comprised of two or more directors as appointed from time to time by the Board.

         "COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company.

         "COMPANY" has the meaning ascribed thereto in the first paragraph hereof.

         "DESIGNEES" has the meaning ascribed thereto in Section 5.1 hereof.

         "DISABILITY" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to effectively carry out his or her duties and obligations to the Company or any Subsidiary or to participate effectively or actively in the management of the Company or any Subsidiary for a period of at least ninety (90) consecutive days or for shorter periods aggregating at least one hundred twenty (120) days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.


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         "ELECTION NOTICE" has the meaning ascribed thereto in Section 5.8(b)
hereof.

         "FAIR MARKET VALUE" per share on any given date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock isnot so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such stock is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed or quoted, the Fair Market Value per share shall be determined by the Committee in good faith based on such factors as the members thereof, in the exercise of their business judgment, consider relevant.

         "INCENTIVE STOCK OPTION" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision.

         "OPTION AGREEMENT" has the meaning ascribed thereto in Section 5.1.

         "OPTIONS" has the meaning ascribed thereto in Article IV.

         "OPTION SHARES" mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Except as provided otherwise herein or in the applicable Option Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

         "PARTICIPANT" means any director, executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee.

         "PERMITTED HOLDERS" means (i) Carter Burden, (ii) the heirs, executors, administrators testamentary trustees, legatees or beneficiaries of any person described in (i), and (iii) a trust, the beneficiaries of which include only persons described in (i) and (ii) and their respective spouses and lineal descendants.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any other legal entity.

         "PLAN" has the meaning ascribed thereto in the first paragraph hereof.

         "PUBLIC OFFERING" means the sale, in an underwritten public offering, of shares of Common Stock registered under the Securities Act, except any public offering on a registration statement on Form S-4 or S-8 or similar form.

         "PURCHASE NOTICE" has the meaning ascribed thereto in Section 5.7(b) hereof.


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         "PURCHASE OPTION" has the meaning ascribed thereto in Section 5.7(a)
hereof.

         "PURCHASE NOTICE DATE" has the meaning ascribed thereto in Section 5.7(a) hereof.

         "QUALIFIED PUBLIC OFFERING" means an initial Public Offering by the Company in which the gross proceeds to the Company are not less than $10,000,000.

         "RIGHT OF FIRST REFUSAL" has the meaning ascribed thereto in Section 5.8(b) hereof.

         "SALE NOTICE" has the meaning ascribed thereto in Section 5.8(b) hereof.

         "SALE OF THE COMPANY" means a Change in Control of the Company or a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

         "SECURITIES ACT" has the meaning ascribed thereto in the first paragraph hereof.

         "SUBORDINATED NOTE" shall mean that subordinated promissory note issued by the Company to Participant pursuant to Section 5.7(c) hereof, the maturity of which is no earlier than October 1, 2003, and containing such other terms and conditions as the Board in its sole discretion determines are appropriate.

         "SUBSIDIARY" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company, whether now existing or hereafter created.

         "TERMINATION DATE" has the meaning ascribed thereto in Section 5.7(a) hereof.

         "TRANSFER" has the meaning ascribed thereto in Section 5.8(a) hereof.


                                   ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon each Option as it shall deem appropriate (which need not be identical), including but not limited to the vesting schedule for each Option granted, and modify or amend the terms of each outstanding Option (subject to the provisions of Section 6.6 hereof), (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan, (vi) reduce the exercise price per share of outstanding and unexercised Options, (vii) accelerate or defer the exercise price per share of any outstanding Option, (viii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee, and (ix) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be final, conclusive and binding upon the Participants, the Company and all other persons. All expenses


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associated with the administration of the Plan shall be borne by the Company.
The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.



                                   ARTICLE IV

                         LIMITATION ON AGGREGATE SHARES

         The number of shares of Common Stock with respect to which stock purchase options ("OPTIONS") may be granted under the Plan shall not exceed, in the aggregate, 132,125 subject to adjustment in accordance with Section 6.3. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                                    ARTICLE V

                                     AWARDS

         5.1 GRANT OF OPTIONS. The Committee may grant Options to Participants from time to time in accordance with this Article V. Each Option granted hereunder to a Participant shall be embodied in a written Option Agreement (the "Option Agreement") which shall be signed by the Participant and by a duly authorized officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions prescribed herein (including, but not limited to, (i) the right of the Company, such other persons as the Committee shall designate and certain stockholders of the Company ("DESIGNEES") to purchase from each Participant, and such Participant's transferees, in the event of such Participant's termination of employment all shares of Common Stock issued or issuable to such Participant upon the exercise of an Option, (ii) rights of first refusal granted to the Company and Designees,
(iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company) and to any other terms and conditions which the Committee shall deem necessary and desirable in its sole discretion. Options granted under the Plan may be nonqualified stock options or "Incentive Stock Options" as specified by the Committee. However, no Incentive Stock Options shall be granted to any Participant who, at the time the Option is to be granted, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company. The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.3). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which Incentive Stock Options (but not nonqualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified. The Committee shall determine the exercise period for each Option, which period shall not exceed ten


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years from the date of grant of the Option. In addition, no Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

         5.2 EXERCISE PROCEDURE. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price in cash, certified check, bank draft or money order or such other method as the Committee may agree.

         5.3 EXCHANGE OF PREVIOUSLY ACQUIRED STOCK. The Committee, in its sole discretion and subject to such conditions as the Committee may determine, may permit the exercise price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to part or all of such exercise price.

         5.4 WITHHOLDING TAX REQUIREMENTS. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "WITHHOLDING AMOUNT") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) surrendering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as defined below) not less than the Withholding Amount or
(ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the immediately preceding sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's tax liability in connection with the Option exercise based on the highest applicable marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an Incentive Stock Option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an Incentive Stock Option upon receipt of such payment. The term "measurement date" as used in this Section 5.4 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.


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         5.5 CONDITIONS AND LIMITATIONS ON EXERCISE. At the sole discretion of the Committee, Options may be made exercisable, in one or more installments, upon (i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions and/or (iv) the achievement by the Company or a Subsidiary, as the case may be, of certain performance goals. Unless the Committee specifies otherwise in the Option Agreement, every Option granted pursuant to this Plan will vest and become exercisable with respect to 20% of the Common Stock issuable upon exercise thereof (rounded to the nearest whole share) on each of the first, second, third and fourth anniversaries of the date of grant and the remainder shall vest on the fifth anniversary of the date of grant. In the event of a Sale of the Company, (including without limitation an Approved Sale as defined in Section 5.8(c) below) the Committee may provide, in its sole discretion, that the outstanding Options under the Plan, which have not yet vested, shall become immediately exercisable and that any outstanding Options which are immediately exercisable shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

         5.6 EXPIRATION OF OPTIONS.

                  (a) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

                  (b) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided in the applicable Option Agreement, upon termination for any reason of a Participant's employment with the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the ninetieth (90th) day (one year if termination is caused by the Participant's death or Disability) following the date of such termination.

         5.7 RIGHT TO PURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT.

                  (a) PURCHASE RIGHT. Subject to Section 5.9, in the event a Participant's employment with the Company and its Subsidiaries is terminated without Cause, including by death or Disability, or a Participant leaves the Company and its Subsidiaries at the expiration of his employment agreement, the Participant's Option Shares (whether held by such Participant or one or more transferees and including any Option Shares subject to a vested but unexercised option or acquired by Option exercise subsequent to such termination of employment) will be subject to purchase at the option of the Company or a Designee of the Company in whole or in part from time to time or at any time prior to the date which is 60 months following the Termination Date (the "PURCHASE NOTICE DATE") pursuant to the terms and conditions set forth in this
Section 5.7 (the "PURCHASE OPTION I") at a price per share equal to the Fair Market Value thereof on the date of repurchase by the Company or, in the case of shares subject to an unexercised Option, the difference between such Fair Market Value and the Option exercise price. In the event a Participant's employment with the Company and its Subsidiaries is terminated for Cause or if the Participant leaves the Company and its Subsidiaries voluntarily in violation of his employment agreement, the Participant's Option Shares (whether held by such Participant or one or more transferees and including any Option Shares acquired by Option exercise subsequent to such termination of employment but not including shares subject to a vested but unexercised Option) will be subject to repurchase at the option of the Company pursuant to the terms and conditions set forth in this Section 5.7 (the "PURCHASE OPTION II", and together with the


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Purchase Option I, the "PURCHASE OPTION") at a price per share equal to the lower of the original purchase price paid for such Option Shares by such Participant (subject to adjustment in accordance with Section 6.3 hereof) or the Fair Market Value of such Option Shares on the date of repurchase by the Company. The "TERMINATION DATE" shall be the first date upon which a Participant is no longer employed by the Company or any Subsidiary.

                  (b) PURCHASE NOTICE. The Company may elect to purchase the Option Shares by delivery of written notice (the "PURCHASE NOTICE") to the holder or holders of the Option Shares at any time prior to the Purchase Notice Date. The Purchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

                  (c) CLOSING OF PURCHASE. The closing of the repurchase transaction will take place on the date designated by the Company in the Purchase Notice, which date will not be more than thirty (30) days nor less than ten (10) days after the delivery of such notice. The Company will pay for the Option Shares to be purchased pursuant to the Purchase Option in the following manner unless the Option Agreement states otherwise: (a) if the Participant is terminated without Cause, including death or Disability, or leaves the Company and its Subsidiaries at the expiration of his or her employment agreement, the Participant will receive a check for the Option Shares in the maximum amount allowed under any outstanding agreements of the Company or a Subsidiary evidencing indebtedness and the remainder will be paid by the issuance of a Subordinated Promissory Note to such Participant, in an aggregate principal amount equal to the remainder of the aggregate sale price as determined pursuant to Section 5.7(a) or (b) if the Participant is terminated for Cause or if the Participant leaves the Company and its Subsidiaries voluntarily in violation of his employment agreement, the Participant will receive a Subordinated Promissory
Note in an aggregate principal amount equal to the aggregate price as determined pursuant to Section 5.7(a). At the closing, the Participant and each other seller will deliver the certificates representing the Option Shares to be sold duly endorsed in form for transfer to the Company or its Designee, and the Company will be entitled to receive customary representations and warranties from the Participant and the other sellers regarding title to the Option Shares.

         5.8 RESTRICTIONS ON TRANSFER.

                  (a) RESTRICTIONS. Subject to Section 5.9, a Participant may not sell, pledge, hypothecate, transfer or otherwise dispose of, directly or indirectly, any interest in any Option Shares (collectively, a "TRANSFER") except pursuant to the provisions of Section 5.7 or this Section 5.8. Notwithstanding anything else herein, the Option Shares cannot be Transferred for a period of five years after the date of grant, except pursuant to Section
5.7 or Section 5.8(c) or (d) below. On or after the fifth anniversary of the date of grant, Option Shares can be Transferred in accordance with Section 5.7 or Section 5.8(b), (c) or (d) below.

                  (b) RIGHT OF FIRST REFUSAL. At least ninety (90) days prior to making any Transfer, the Participant proposing such Transfer shall deliver a written notice (the "SALE NOTICE") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed Transfer. Such Participant (and such Participant's transferees) shall not consummate any such Transfer until ninety
(90) days after the Sale Notice has been delivered to the Company, unless the Company has notified such Participant in writing that it will not exercise its rights under this Section 5.8. (The date of the first to occur of such events is referred to herein as the "AUTHORIZATION DATE"). The Company or its Designee may elect to purchase


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all (but not less than all) of the Option Shares to be Transferred upon the same terms and conditions as those set forth in the Sale Notice ("RIGHT OF FIRST REFUSAL") by delivering a written notice of such election to such Participant within thirty (30) days after the receipt of the Sale Notice by the Company (the "ELECTION NOTICE"). If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, such Participant may Transfer the Option Shares to the prospective transferee(s) as specified in the Sale Notice, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice, during the 90-day period immediately following the Authorization Date. Any Option Shares not so transferred within such 90-day period must be reoffered to the Company in accordance with the provisions of this Section 5.8.

                  (c) CONSENT TO APPROVED SALE. If the Board and the holders of a majority of the Common Stock then outstanding approve the sale of the Company to an independent third party (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding Common Stock) (the "APPROVED SALE"), each Participant shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, each Participant shall agree to sell all of such Participant's Option Shares on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Each Participant shall take all necessary and desirable actions in connection with the consummation of the Approved Sale of the Company. For purposes of this paragraph 5.8(c), an "independent third party" is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Participant shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If a Participant appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if a Participant declines to appoint the purchaser representative designated by the Company the Participant shall appoint another purchaser representative (reasonably acceptable to the Company), and the Participant shall be responsible for the fees of the purchaser representative so appointed.

                  (d) EXCEPTIONS. The restrictions contained in this Section 5.8 will not apply with respect to Transfers of Option Shares (1) pursuant to applicable laws of descent and distribution or (2) among the Participant's family group; provided that the restrictions contained in this paragraph will continue to be applicable to the Option Shares after any such Transfer and provided further than the transferees of such Option Shares have agreed in writing to be bound by the terms and provisions of this Plan and the applicable Option Agreement, as each may be amended from time to time. In addition, upon any Transfer to a member of the Participant's family group, the Participant shall be required to give notice to the Company and as a condition to such Transfer of Option Shares to a member of the Participant's family group, the Participant will maintain all voting control over all of the Option Shares. The Participant's, "family group" means the Participant's spouse and lineal descendants (whether natural or adopted) and any trust solely for the benefit of the Participant and/or the Participant's spouse and/or lineal descendants. In addition, with the prior approval of the Committee, notwithstanding the provisions of this Section 5.8, a Participant may pledge Option Shares creating a security interest therein; provided, that the pledgee agrees in writing to be bound,


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and that the Option Shares remain bound, by the terms and provisions of this
Plan and the applicable Option Agreement, as each may be amended from time to time.

         5.9 TERMINATION OF RESTRICTIONS. The rights and obligations relating to Option Shares pursuant to Sections 5.7 and 5.8 hereof will terminate as follows:
(i) with respect to all Option Shares, upon the consummation by the Company of a Qualified Public Offering, (ii) with respect to those Option Shares Transferred in accordance with the terms and conditions of Section 5.7 or Section 5.8(b) or
(c) or (iii) with respect to those Option Shares Transferred in a Public Offering or in a transaction under Rule 144 of the Securities Act or similar rule then in effect; provided that with respect to clauses (ii) and (iii) above, such rights and obligations shall terminate only with respect to those Option Shares which have actually been Transferred.


                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition toor in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

         6.2 OPTIONS NOT TRANSFERABLE. Options may not be Transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder to such Participant which are vested as of the date of death may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options pass by will or the laws of descent and distribution.

         6.3 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust the number and type of shares as to which options may be granted under the Plan, the number and type of shares covered by outstanding Options, the exercise prices specified therein and other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.


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         6.4 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without Cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.5 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as otherwise provided herein. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

         6.6 AMENDMENT OF OUTSTANDING OPTIONS. The Committee may amend or modify the terms of any Option Agreement in any manner to the extent that the Committee would have the authority under the Plan initially to grant an Option with such amended terms; provided that, except as expressly contemplated elsewhere herein or in the Option Agreement no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

         6.7 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall beentitled to the indemnification rights set forth in this Section
6.7 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

         6.8 RESTRICTED SECURITIES. All Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

                                    * * * * *


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